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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the Act), I, Curtis A. Morgan, President (principal executive officer and principal financial officer) of Orion Power Holdings, Inc. (the Company), hereby certify, to the best of my knowledge:

     (1) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Company.


Date: November 14, 2002                          /s/ Curtis A. Morgan
                                                 -------------------------------
                                                 Curtis A. Morgan
                                                 President (principal executive
                                                 officer and principal financial
                                                 officer)

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document.